Exhibit 10.6

AMENDMENT No. 002
TO
MASTER LOAN AND SECURITY AGREEMENT

This Amendment No. 002 dated June 29, 2010 amends that certain Master Loan and Security Agreement (the “Agreement”) dated as of August 31, 2009 by and between FIFTH THIRD BANK, (the “Lender”), and STELLARIS LLC, and JAMES CONSTRUCTION GROUP, L.L.C., (collectively, “Borrowers” and each individually a “Borrower”). Unless otherwise specified herein, all capitalized terms shall have the meanings ascribed to them in the Agreement.

In consideration of the sum of Ten Dollars ($10.00) in hand paid, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and each of the undersigned hereby agree that from and after the date hereof, the Master Loan and Security Agreement and each Schedule thereto will be amended as follows:

In Section 3 (Security), in order to remove the blanket grant of security interest, the subsection 3(b) which presently states:

(b)           To further secure the payment and performance of all of the Obligations, the Collateral shall also include, and Borrower hereby grants to Lender a continuing security interest in and assigns to Lender all assets and property of Borrower, including, but not limited to, all of Borrower’s right, title and interest in and to all accounts, accounts receivable, chattel paper, commercial tort claims, contract rights, deposit accounts, documents, instruments, investment property, equipment, fixtures, general intangibles, goods, inventory, letter of credit rights, and all other personal and real property, whether now owned or hereafter acquired, and all products and proceeds thereof.

Will be restated to read as follows:

(b) INTENTIONALLY DELETED

EXCEPT AS MODIFIED HEREBY, ALL OF THE TERMS, COVENANTS AND CONDITIONS OF THE AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT AND ARE IN ALL RESPECTS HEREBY RATIFIED AND AFFIRMED. This Amendment is not binding or effective with respect to the Agreement until executed on behalf of Lender and Borrower by authorized representatives of Lender and Borrower, respectively.

Remainder of page intentionally left blank. Signature page follows.

IN WITNESS WHEREOF, Lender and Borrower have executed this Amendment to the Master Loan and Security Agreement as of the day and year first above written, and by such execution hereby ratify and affirm all terms and conditions set forth in the Master Agreement.

LENDER:
FIFTH THIRD BANK

By:	/s/ William R. Osmun Jr.
Name:	William R. Osmun, Jr.
Title:	Vice President

BORROWER:
STELLARIS LLC

By:	/s/ Alfons Theeuwes
Name:	Alfons Theeuwes
Title:	CFO
State of Incorporation: NEVADA

BORROWER:
JAMES CONSTRUCTION GROUP, L.L.C.

By:	/s/ John M. Perisich
Name:	John M. Perisich
Title:	Manager
State of Incorporation: FLORIDA